                                                                       Exhibit 8


                             JOINT FILING AGREEMENT
                             ----------------------

      Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on
Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.


Dated: June 18, 1999

                                KELSO  INVESTMENT ASSOCIATES V, L.P.

                                By:  Kelso Partners V, L.P., its
                                     General Partner

                                By:             *
                                     --------------------------------


                                KELSO EQUITY PARTNERS V, L.P.

                                By:             *
                                     --------------------------------


                                KELSO PARTNERS V, L.P.


                                By:             *
                                     --------------------------------


                                                *
                                -------------------------------------
                                      Joseph S. Schuchert


                                                *
                                -------------------------------------
                                      Frank T. Nickell


                                                *
                                -------------------------------------
                                      George E. Matelich

                                                *
                                 -------------------------------------
                                      Thomas R. Wall, IV


                                                *
                                 -------------------------------------
                                      Frank K. Bynum, Jr.


                                                *
                                 -------------------------------------
                                      Michael B. Goldberg


                                                *
                                 ------------------------------------
                                      David I. Wahrhaftig



                                 ------------------------------------
                                      Philip E. Berney

 *  By:  /s/ James J. Connors, II
         James J. Connors, II
         Attorney-in-Fact



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